                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:        April 5, 2002


                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)

          Delaware                  001-05647                  95-1567322
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(State or other jurisdiction      (Commission                (I.R.S. Employer
  of corporation)                    File No.)             Identification No.)


333 Continental Boulevard, El Segundo, California               90245-5012
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (310) 252-2000
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
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          Mattel, Inc. hereby incorporates by references herein Exhibits 99.3 and 99.4 reflecting its quarterly and annual financial history, reported in conformity with Generally Accepted Accounting Principles
          (GAAP), restated to reflect reclassifications for the impact of Emerging Issues Task Force (EITF) Issue No. 01-09. Mattel, Inc. also hereby incorporates by reference Exhibits 99.0, 99.1 and 99.2 reflecting pro forma quarterly and annual financial history restated to reflect reclassifications for the impact of EITF Issue No. 01-09 and pro forma adjustments to remove goodwill amortization and its tax effect. The pro forma statements were prepared to facilitate period to period comparisons of financial results.

Item 7.   Financial Statements and Exhibits
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     (a)  Financial statements of businesses acquired:  None

     (b)  Pro forma financial information:  None

     (c)  Exhibits:

          99.0  Mattel, Inc. Pro Forma Quarterly Financial History

          99.1  Mattel, Inc. Pro Forma Annual Financial History

          99.2 Mattel, Inc. 1997-2001 Pro Forma Reconciliations of Consolidated Statements of Operations

          99.3  Mattel, Inc. Restated Quarterly Financial Information

          99.4  Mattel, Inc. Restated Five-Year Financial Summary

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATTEL, INC.
                                       Registrant


                                       By:  /s/ CHRISTOPHER O'BRIEN
                                            ------------------------------------
                                            Christopher O'Brien
                                            Vice President, Assistant General
                                            Counsel and Assistant Secretary


     Date: April 5, 2002
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